                                                                    EXHIBIT 2.10

                              TRANSFER AGREEMENT

                                 BY AND AMONG

                         PREMIERE TECHNOLOGIES, INC.,

                               VT OF OHIO, INC.

                                      AND

                          OWNERS OF VT OF OHIO, INC.



                           DATED AS OF APRIL 2, 1997

                              TRANSFER AGREEMENT
                              ------------------


   THIS TRANSFER AGREEMENT (this "Agreement") is entered into as of April 2, 1997 by and among Premiere Technologies, Inc., a Georgia corporation ("Premiere"), VT of Ohio, Inc., an Ohio corporation (the "Company"), and those parties listed on the signature pages hereto as the owners of the Company (the "Owners").

                              W I T N E S S E T H:
                              - - - - - - - - - -

   WHEREAS, this Agreement provides for the acquisition of the Company by Premiere pursuant to the merger of the Company with and into a wholly owned subsidiary of Premiere ("Merger Corp"), with Merger Corp as the surviving corporation in such merger (the "Merger");

   WHEREAS, the respective Boards of Directors of Premiere and the Company have approved the terms and conditions set forth in this Agreement;

   WHEREAS, the Owners own one hundred percent (100%) of the equity interests in the Company;

   WHEREAS, this Agreement provides for all of the Owners' equity interests in the Company to be converted into the right to receive shares of Premiere Stock in connection with the Merger;

   WHEREAS, it is also the intention of the parties hereto that the form of the transactions with respect to the Company, Premiere and Merger Corp shall qualify as a "reorganization" within the meaning of Section 368(a) of the Code for federal income tax purposes; and

   WHEREAS, it is also the intention of the parties hereto that the business combination to be effected by the Merger be accounted for as a pooling of interests.


   NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                       I.  UNIFORM TERMS AND CONDITIONS
                       --------------------------------

   1.1  Incorporation by Reference.  The Uniform Terms and Conditions attached
        --------------------------
hereto as Exhibit A (the "Uniform Terms") are hereby made a part of and
          ---------
incorporated herein as if fully restated herein. Capitalized terms not defined herein shall have the meanings provided in the Uniform Terms.

                             II.  TERMS OF MERGER
                             --------------------

   2.1  The Merger.
        ----------

          (a) Subject to the terms and conditions of this Agreement, at the Effective Time, the Company shall be merged with and into Merger Corp in accordance with the provisions of the business corporation act under the laws of the State of Ohio (the "Ohio Act") and the laws of the State of Georgia (the "Georgia Act"). Merger Corp shall be the surviving corporation resulting from the Merger, shall thereafter conduct the business and operations of the Company as a wholly owned subsidiary of Premiere and shall continue to be governed by the laws of the State of Georgia. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the respective boards of directors of Premiere, Merger Corp and the Company.

          (b) Subject to the provisions of this Agreement, the parties shall file a Certificate of Merger executed in accordance with the relevant provisions of the Ohio Act and a Certificate of Merger executed in accordance with the relevant provisions of the Georgia Act and shall make all other filings or recordings required under each such Act as soon as practicable on or after the Closing Date. The Merger and other transactions contemplated by this Agreement shall become effective on the date and at the time the Certificate of Merger reflecting the Merger becomes effective with the Secretary of State of the State of Ohio and the Certificate of Merger reflecting the Merger becomes effective with the Secretary of State of the State of Georgia (the "Effective Time").

          (c) The charter and Bylaws of Merger Corp in effect immediately prior to the Effective Time shall be the charter and Bylaws of the surviving corporation until otherwise amended or repealed, the directors of Merger Corp immediately prior to the Effective Time shall serve as the directors of the surviving corporation from and after the Effective Time, and the officers of Merger Corp in office immediately prior to the Effective Time shall serve as the officers of the surviving corporation from and after the Effective Time.

   2.2  Conversion of Shares.  Subject to the provisions of this Section 2.2,
        --------------------
and in consideration for the transactions contemplated hereby, at the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto or the shareholders of any of the parties hereto, the shares of the constituent corporations of the Merger shall be converted as follows:

          (a) Each share of Premiere Stock and each share of Merger Corp common stock issued and outstanding at the Effective Time shall remain issued and outstanding after the Effective Time.

          (b) All of the shares of the capital stock, no par value per share, of the Company ("Company Stock") (excluding treasury shares and excluding shares held by shareholders who perfect their statutory dissenters' rights as provided in Section 2.4 of this Agreement) issued and outstanding at the Effective Time shall cease to be outstanding and shall be converted into and exchanged for the right to receive:

               (i) the number of shares of Premiere Stock determined by dividing (A) the product of .9 multiplied by the Company Purchase Price, by (B) the Average Closing Price;

               (ii) the number of shares of Premiere Stock determined by dividing (A) the product of .1 multiplied by the Company Purchase Price, by (B) the Average Closing Price (the "General Escrow Amount"); and

               (iii) the number of shares of Premiere Stock received by the
                     Company pursuant to the Agreement and Plan of Merger of even date herewith among Premiere, PTEK Merger Corporation, Voice-Tel Enterprises, Inc. ("VTE") and the Stockholders of VTE (the "VTE Merger Agreement") including those held in escrow pursuant to the General Escrow Agreement or the Specific Escrow Agreement (as defined in the VTE Merger Agreement); provided, however, that the number of shares of Premiere Stock held in escrow pursuant to the VTE Merger Agreement shall be held in escrow pursuant to the terms and conditions of the Escrow Agreement described in Section 2.2(d) below.

all as determined in accordance with Section 2.3 below (collectively, the "Consideration"). Subject to Section 2.2(d) below, the Consideration shall be issuable to the Owners pro rata in accordance with their ownership of Company Common Stock as of the Closing Date pursuant to Section 2.6, which ownership the Owners represent has not been adjusted in contemplation of the transactions described herein.

          (c) Any and all shares of Company Common Stock held as treasury shares by the Company shall be canceled and retired at the Effective Time, and no consideration shall be issued in exchange therefor.

          (d) Upon consummation of the Merger, the Owners shall deliver the General Escrow Amount in negotiable form to the Escrow Agent to be held in escrow pursuant to the terms and conditions of the Escrow Agreement in the form attached hereto as Exhibit B, which shall be executed and delivered by Premiere
                   ---------
and the Owners at the Closing.

   2.3  Calculation of Consideration.  For purposes of determining the
        ----------------------------
Consideration issuable to the Owners pursuant to Section 2.2(b) above, the following shall apply:

          (a) "Average Closing Price" shall be the average of the daily last sale prices of Premiere Stock for the period consisting of twenty (20) consecutive trading days on which such shares are actually traded on the Nasdaq National Market (as reported by the Wall Street Journal or, if not reported thereby, any other authoritative source selected by Premiere) ending at the close of trading on the first trading day immediately preceding the Closing; provided, however, that the Average Closing Price shall not be less than $22.50
--------  -------
nor more than $30.50 (collectively, $22.50 and $30.50 are referred to as the "Average Closing Price Limitations").

          (b) "Company Purchase Price" shall be the sum of (i) (A) the amount determined by multiplying the Normalized EBITDA of the Company by the EBITDA Stock Multiple , plus (B) the amount of cash reflected on the Closing Date
                 ----
Balance Sheet of the Company, minus (C) the aggregate amount of principal and
                              -----
accrued and unpaid interest under funded debt and capital lease obligations reflected on the Closing Date Balance Sheet of the Company, minus (D) the amount
                                                            -----
by which the Transaction Costs exceed the Deductible Amount, plus (ii) forty
                                                             ----
percent (40%) of the
sum of (A) the amount determined by multiplying the Normalized EBITDA of Columbus Voice Partners, an Ohio general partnership ("CVP") by the EBITDA Stock Multiple, plus (B) the amount of cash reflected on the Closing Date Balance Sheet of CVP, and minus (C) the amount of principal and accrued and unpaid
                  -----
interest under funded debt and capital lease obligations reflected on the Closing Date Balance Sheet of CVP, plus (iii) sixty six and two thirds percent
                                   ----
(66.7%) of the sum of (A) the amount determined by multiplying the 1996 Revenues of Voice Partners Company, an Ohio general partnership ("VPC"), by the Revenue Stock Multiple, plus (B) the amount of cash reflected on the Closing Date
                ----
Balance Sheet of VPC, and minus (C) the amount of principal and accrued and
                          -----
unpaid interest under funded debt and capital lease obligations reflected on the Closing Date Balance Sheet of VPC, and plus (iv) seventeen percent (17%) of the
                                       ----
sum of (A) the amount determined by multiplying the 1996 Revenues of Voice Partners of Greater Mahoning Valley, an Ohio limited partnership ("VPG"), by the Revenue Stock Multiple, plus (B) the amount of cash reflected on the Closing
                        ----
Date Balance Sheet of VPG, and minus (C) the amount of principal and accrued and
                               -----
unpaid interest under funded debt and capital lease obligations reflected on the Closing Date Balance Sheet of VPG.

          (c)  "Deductible Amount" shall be an amount equal to $5,000.00.

          (d) "Normalized EBITDA" of the Company shall be an amount equal to $71,109.00; and the "Normalized EBITDA" of CVP shall be an amount equal to $367,284.00.

          (e) "Registration Right" shall mean the right to include Premiere Stock issued in the Merger in a registration statement which Premiere intends to file promptly after the end of the first full fiscal quarter of Premiere containing the period of post-Merger combined operations required by ASRs 130 and 135, pursuant to the terms and conditions of the Stock Restriction and Registration Rights Agreement in the form attached hereto as of Exhibit C (the
                                                                ---------
"Registration Rights Agreement") .

          (f) "EBITDA Stock Multiple" shall be six (6); and "Revenue Stock Multiple" shall be 1.7.

          (g) "Transaction Costs" shall mean all amounts incurred but unpaid by the Company in connection with (i) the negotiation and preparation of this Agreement, (ii) the preparation of the Financial Statements, (iii) the consummation of the Transactions and (iv) one-half of the costs and expenses of public record searches pursuant to Section 5.9(b) of the Uniform Terms.

          (h) "1996 Revenues" of VPC shall be an amount equal to $1,961,622; and "1996 Revenues" of VPG shall be an amount equal to $96,718.

   2.4  Dissenting Shareholders.  Subject to Section 4.2, any holder of shares
        -----------------------
of voting capital stock of the Company who perfects any available dissenters' rights in accordance with and as contemplated by the Ohio Act shall be entitled to receive the value of such shares in cash from the Company after the Effective Time as determined pursuant to such provision of law; provided, that no such payment shall be made to any dissenting shareholder unless and until such dissenting shareholder has complied with the applicable provisions of the Ohio Act and surrendered to the Company the certificate or certificates representing the shares for which payment is being made. In the event that a dissenting shareholder of the Company fails to perfect, or effectively withdraws or loses, its right to appraisal and of payment for its shares, Premiere shall issue and deliver the consideration to which such holder of shares of Company capital stock is entitled under this

Article II (without interest) upon surrender of certificates representing such shares held by such holder.

   2.5  Closing.  The Closing shall take place at the offices of Alston & Bird
        -------
LLP, Atlanta, Georgia, at 10:00 a.m. local time, on the date set forth in the Uniform Terms, provided all conditions set forth in Articles V and VI of the Uniform Terms and Articles IV and V of this Agreement have been satisfied or waived, or on such other date or at such other place and time mutually agreed upon by the parties.

   2.6  Exchange of Shares.  Promptly after the Effective Time, Premiere and
        ------------------
Company shall cause to be mailed to the former Company shareholders appropriate transmittal materials for the surrender of the certificate or certificates formerly representing their shares of Company Common Stock in exchange for shares of Premiere Stock as provided in this Agreement. Until surrendered for exchange in accordance herewith, each certificate theretofore representing shares of Company Common Stock shall from and after the Effective Time represent only the right to receive the Consideration provided in this Agreement in exchange therefor. No certificates representing fractional shares will be issued as a result of the Merger. Each holder of shares of Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Premiere Common Stock shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Premiere Common Stock multiplied by the Average Closing Price.

   2.7  Purchase for Investment, Etc.  Each Owner, represents and warrants the
        -----------------------------
following to Premiere:

          (a) such Owner has accurately completed the Investor Questionnaire required by Premiere prior to or contemporaneous with the execution of the Transfer Agreement and the statements therein are true and correct and acknowledges that Premiere has relied upon such statements in entering into this Agreement;

          (b) such Owner is acquiring Premiere Stock for such Owner's own account and not with a view to or for sale in connection with any public distribution thereof within the meaning of the Securities Act;

          (c) such Owner (i) has sufficient knowledge and experience in financial and business matters to enable him, her or it to evaluate the merits and risks of an investment in Premiere Stock, (ii) has the ability to bear the economic risk of acquiring Premiere Stock for an indefinite period and to afford a complete loss thereof and (iii) has had an opportunity to ask questions of and to receive answers from the officers of Premiere and to obtain additional information in writing as requested, which has been made available to and examined by such Owner or such Owner's advisors; and

          (d) such Owner (i) acknowledges that Premiere Stock has not been registered under any securities laws and cannot be resold without registration thereunder or exemption therefrom, (ii) agrees not to transfer all or any Premiere Stock received by such Owner unless such transfer has been registered or is exempt from registration under applicable securities laws and (iii) acknowledges that the certificate(s) representing Premiere Stock shall bear the following legend with respect to the restrictions on transfer under applicable securities laws:

          "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold, transferred or otherwise disposed of unless registered with the Securities and Exchange Commission of the United States and the securities regulatory authorities of applicable states or unless an exemption from such registration is available."

   2.8  Accounting, Tax and Regulatory Matters.  Each Owner and the Company,
        --------------------------------------
jointly and severally, represents and warrants to Premiere that neither the Company, any Owner nor any Affiliate thereof has taken or agreed to take any action or has any knowledge of any fact or circumstance that is reasonably likely to (i) prevent the Merger from qualifying for pooling-of-interests accounting treatment or as a reorganization within the meaning of Section 368(a) of the Code, or (ii) materially impede or delay receipt of any consents referred to in Section 5.6 of the Uniform Terms or result in the imposition of a condition or restriction of the type referred to in the last sentence of such Section.

   2.9  Ownership.  Each Owner and the Company, jointly and severally,
        ---------
represents and warrants to Premiere that at the Closing Date (i) the Company will own partner interests representing 40% of the equity in the earnings, losses, assets and liabilities of CVP and partner interests representing 66.7% of the equity in the earnings, losses, assets and liabilities of VPC and common stock of Voice-Tel Enterprises, Inc. and (ii) VPC owns partner interests representing 25% of the earnings, losses, assets and liabilities of VPG, and that neither the Company nor CVP has any material Assets other than those partner interests and the Company's ownership of common stock of Voice-Tel
Enterprises, Inc.   All references in the Uniform Terms and Conditions to the
Company shall be deemed to refer to the Company and VPC: provided that Company will also include CVP and VPG for purposes of 2.4, 2.5 (first sentence only), 2.6, 2.10 and 2.16 and CVP for purposes of Sections 2.3, 2.5 (except for the first sentence), 2.7, 2.8, 2.9, 2.11, 2.12. , 2.13, 2.14, 2.15, 2.17, 2.18,
2.19, 2.20, 2.21 and 2.22.

                          III.  ADDITIONAL AGREEMENTS
                          ---------------------------

   3.1  Filings with State Offices.  Upon the terms and subject to the
        --------------------------
conditions of this Agreement, the Company and Merger Corp shall execute and file the Certificate of Merger with the Secretary of State of the State of Ohio and a Certificate of Merger with the Secretary of State of the State of Georgia in connection with the Closing.

   3.2  Conditions to Closing.  The Company, the Owners and Premiere agree to
        ---------------------
use their commercially reasonable best efforts to satisfy the closing conditions set forth in Articles IV and V of this Agreement by the date indicated therein or the Closing Date, as applicable.

   3.3  Additional Indemnification Items.  Subject to Sections 8.2 through 8.6
        --------------------------------
of the Uniform Terms, the Owners and the Company, shall jointly and severally indemnify and hold harmless Premiere, and its officers, directors, agents or affiliates, from and against any and all Losses suffered or incurred by any such party by reason of or arising out of any breach of Section 2.19 of the Uniform Terms as it relates to liability for sales tax (irrespective of whether disclosed on Schedule 2.19 or in the Financial Statements).

   3.4  Tax Matters.  Each of the Company, the Owners and Premiere undertakes
        -----------
and agrees to use its reasonable efforts to cause the Merger, and to take no action which would cause the Merger not, to qualify as a "reorganization" within the meaning of Section 368(a) of the Code for federal income tax purposes. Notwithstanding the foregoing, the Owners understand that
(i) Premiere makes no representation or warranty regarding the tax treatment of this Agreement or the Merger, (ii) the Closing is not subject to a condition that an Internal Revenue Service ruling or tax opinion be obtained as to the federal income tax consequences of this Agreement or the Merger, and (iii) the Company and the Owners shall look to their respective advisors for advice concerning the tax consequences of this Agreement and the Merger.

   3.5  Registration Rights.  At the Closing, Premiere and the Owners shall
        -------------------
execute and deliver the Registration Rights Agreement.

   3.6  Accounting Treatment.
        --------------------

          (a) The Company and each of the Owners has accurately completed the Pooling Questionnaire required by Premiere prior to or contemporaneous with the execution of this Agreement, and the statements therein are true and correct.

          (b) Premiere, the Company and each of the Owners agrees to use its reasonable efforts to cause the Merger, and to take no action which would cause the Merger not, to qualify for treatment as a pooling of interests for accounting purposes. Without limiting the foregoing, the Company and each of the Owners agrees not to sell, transfer, or otherwise dispose of his, her or its interests in, or reduce his, her or its risk relative to, any of the shares of Premiere Common Stock received in connection with the Merger until such time as Premiere notifies the Company and each such Owner that the requirements of ASRs 130 and 135 have been met. The Company and each of the Owners understands that ASRs 130 and 135 relate to the publication of financial results of at least thirty (30) days of post-Merger combined operations of Premiere and the Company. Premiere agrees that it shall publish such results within forty-five (45) days after the end of the first fiscal quarter of Premiere containing the required period of post-Merger combined operations and that it shall notify the Company and each of the Owners promptly following such publication. Premiere shall be entitled to place the following restrictive legend on the shares of Premiere Stock issued pursuant to the Merger to enforce the foregoing restrictions:

     "The shares represented by this certificate were issued pursuant to a business combination which is accounted for as a "pooling of interests" and may not be sold, nor may the owner thereof reduce his risks relative thereto in any way, until such time as Premiere Technologies, Inc. ("Premiere") has published the financial results covering at least 30 days of combined operations after the effective date of the merger through which the business combination was effected."

   3.7  Affiliate Agreements.  The Company has disclosed in Schedule 3.7 all
        --------------------                                ------------
Persons whom it reasonably believes is an "affiliate" of the Company for purposes of Rule 145 under the 1933 Act. The Company shall use its reasonable efforts to cause each such Person to deliver to Premiere as soon as reasonably practicable following the execution of this Agreement, a written agreement, substantially in the form attached hereto as Exhibit D.
                                             ----------

   3.8  Tax Representations.  In connection with the opinion to be rendered to
        -------------------
Premiere by Alston & Bird to the effect that the transactions contemplated hereby will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, the Owners shall furnish such counsel with such representations as to their plans for the disposition of the shares of Premiere Stock to be received in the Transactions as such counsel shall reasonably request.

   3.9  Restricted Stock.  All contractual restrictions or limitations on
        ----------------
transfer with respect to Company Common Stock under any plan, program, contract or arrangement, to the extent that such restrictions or limitations have not already lapsed (whether as a result of the Transactions or otherwise), and except as otherwise expressly provided in such plan, program, contract or arrangement, shall remain in full force and effect with respect to shares of Premiere Stock into which such restricted stock is converted pursuant to Section
2.2 of this Transfer Agreement.

   3.10  Exchange Listing.  Premiere shall use its reasonable efforts to list,
         ----------------
prior to the Effective Time, on the Nasdaq National Market the shares of Premiere Stock to be issued to the Owners pursuant to the Transactions, and Premiere shall give all notices and make all filings with the NASD required in connection with the Transactions.


            IV.  SUPPLEMENTAL CONDITIONS TO OBLIGATIONS OF PREMIERE
            -------------------------------------------------------

   In addition to the conditions of Premiere contained in Article V of the Uniform Terms, the obligation of Premiere to consummate the Transactions is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

   4.1  Approval of Owners.  The Owners shall have approved the Merger in
        ------------------
accordance with the requirements of the Ohio Act and the Company shall have provided Premiere certified copies of such resolutions, and Owners holding no more than ten percent (10%) of the Company Common Stock issued and outstanding immediately prior to the Effective Time shall have exercised any of the rights described in Section 2.4.

   4.2  Grand Solution Documents. VTNLP, VTE, the NAP and each of the Franchisee
        ------------------------
Companies shall have executed and delivered Grand Solution Documents reflecting the terms described in Exhibit E hereto in form and substance reasonable
                       ---------
satisfactory to Premiere.

   4.3  Audited Financial Statements.  Premiere shall have received balance
        ----------------------------
sheets of the Company as of December 31, 1995 and 1996 and the related statements of operations, cash flows and changes in owner's equity for the fiscal years then ended (collectively, the "Audited Financial Statements") prepared in accordance with GAAP and Regulation S-X promulgated by the Commission, accompanied by an unqualified audit opinion of Arthur Andersen LLP relating thereto. The Audited Financial Statements shall not reflect any material change in the Company's financial condition or results of operations from the condition and results reported in the Financial Statements for the corresponding periods delivered by the Company prior to the execution of this Agreement.

   4.4  Pooling Letter.  Premiere shall have received a letter, dated as of the
        --------------
Effective Time, in form and substance reasonably acceptable to Premiere, from Arthur Andersen LLP to the effect that the Merger will qualify for pooling of interests accounting treatment, and no action shall have been taken by any regulatory authority or any statute, rule, regulation or order enacted, promulgated or issued by any regulatory authority, or any proposal made for any such action by any regulatory authority which is reasonably likely to be put into effect, that would prevent Premiere from accounting for the business combination to be effected by the Merger as a pooling of interests.

   4.5  Reorganization Opinion.  Premiere shall have received an opinion of
        ----------------------
Alston & Bird LLP, counsel to Premiere, to the effect that the transactions contemplated by the Agreement, including the Merger, will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.


           V.  SUPPLEMENTAL CONDITIONS TO OBLIGATIONS OF THE COMPANY
           ---------------------------------------------------------
                                 AND THE OWNERS
                                 --------------

   In addition to the conditions of the Company and the Owners contained in
Article VI of the Uniform Terms, the obligation of the Company and the Owners to consummate the Transactions is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

   5.1  Approval of Premiere and Merger Corp.  The Board of Directors of
        ------------------------------------
Premiere and the Board of Directors and the shareholder of Merger Corp shall have approved the Merger in accordance with the requirement of applicable state law. Premiere and Merger Corp shall have provided the Company certified copies of such resolutions.

   5.2  Registration Rights.  Premiere and each Owner shall have executed and
        -------------------
delivered a Registration Rights Agreement.



                              VI.  MISCELLANEOUS
                              ------------------

   6.1  Notices.  The addresses for notices in accordance with Section 10.1 of
        -------
the Uniform Terms for the Company and the Owners are as follows:

   If to the Company:                             With a copy to:

                VT of Ohio, Inc.                  Benesch, Friedlander,
                70 West Streetsboro Street         Copland & Aronoff
                Hudson, Ohio  44236               2300 BP American Bldg.
                Attn:  Thomas G. Widdoes          200 Public Square
                Phone:  (216) 656-2656            Cleveland, Ohio  44114
                Fax:      (216) 655-9106          Attn:  Deanna C. Kursh
                                                  Phone:  (216) 363-4613
                                                  Fax:    (216) 363-4588

 If to the Owners:

               Widdoes Enterprises, Inc.          Carter Voice, Inc.
               7073 Victoria Circle               6140 Stoneridge Mall Rd.
               Hudson, Ohio  44236                Pleasonton, California  94588
               Attn:  Thomas G. Widdoes.          Attn:  Warren E. Carter II
               Phone:  (216) 856-2656             Phone:  (800) 274-3759
               Fax:    (216) 655-9106             Fax:    (619) 683-9113

   6.2  Owner's Representative.  The Owners' Representative for purposes of
        ----------------------
Section 10.2 of the Uniform Terms shall be Thomas G. Widdoes , who shall serve as the Owner's Representative under the terms of said Section 10.2 of the Uniform Terms.

   6.3  Certain Definitions.  In addition to the terms defined elsewhere herein
        -------------------
and in the Uniform Terms, as used in this Agreement:

          (a)  "Anticipated Closing Date" shall mean April 30, 1997.
                ------------------------

          (b)  "Knowledge" of the Company shall mean the personal knowledge
                ---------
        after due inquiry of those facts that are known or should reasonably have been known after due inquiry by Thomas G. Widdoes and the knowledge of any such Persons obtained or which would have been obtained from a reasonable investigation.

        (c)  "Outside Closing Date" shall mean June 30, 1997.
              --------------------

   6.4  Waiver.  Notwithstanding anything herein to the contrary, the transfer
        ------
of the assets of Voice Tel of Ohio general partnership as described in section
2.9 and the actions related thereto, including, without limitation, any amendment to the Company's governing documents, change in equity, issuance of securities and acquisition of assets, shall not constitute a breach of this Agreement, including without limitation, under Section 4.4 of the Uniform Terms.

                        [Signatures begin on next page.]

   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.


                                               PREMIERE:

                                               PREMIERE TECHNOLOGIES, INC.,
                                               a Georgia corporation


                                               By: /s/ Patrick G. Jones
                                                  ---------------------------
                                                   Patrick G. Jones
Attest:                                        Title:  Sr. V.P.

By: /s/ Douglas B. Hadaway
   ------------------------------------
    Douglas B. Hadaway
Title:  Assistant Secretary


                                               COMPANY:

                                               VT OF OHIO, INC., an
                                               Ohio corporation

                                               By: /s/ Thomas G. Widdoes
                                                  ---------------------------
                                                   Thomas G. Widdoes
                                               Title:  President

Attest:


By: /s/ Douglas J. Widdoes
   ------------------------------------
    Douglas J. Widdoes
Title:  Secretary


                                               OWNERS:

                                               WIDDOES ENTERPRISES, INC.
                                               an Ohio Corporation

                                               By: /s/ Thomas G. Widdoes
                                                  ---------------------------
                                                   Thomas G. Widdoes
                                               Title:  President
Witness:

By: /s/ Susan M. Henrick
   ------------------------------------
    Susan M. Henrick

                                               CARTER VOICE, INC.,
                                               an Ohio corporation


                                               By: /s/ Warren R. Carter, II
                                                   ---------------------------
                                                   Warren R. Carter, II
                                               Title:  President
Witness:

By: /s/ Kathleen O'Brien
   ------------------------------------
    Kathleen O'Brien, Individual


Witness:                                       /s/ Thomas G. Widdoes
                                                   ---------------------------
                                               Thomas G. Widdoes
                                               an individual resident of the
                                               State of Ohio.

By: /s/ Susan M. Henrick
   ------------------------------------
    Susan M. Henrick


Witness:                                       /s/ Warren E. Carter, II
                                                   ---------------------------
                                               Warren E. Carter, II
                                               an individual resident of the
                                               State of Wyoming.

By: /s/ Kathleen O'Brien
   ------------------------------------
    Kathleen O'Brien


Witness:                                       /s/ James Carter
                                                   ---------------------------
                                               James Carter
                                               an individual resident of the
                                               State of Ohio

By:------------------------------------
Name:----------------------------------


Witness:                                       /s/ Michelle Carter
                                                   ---------------------------
                                               Michelle Carter
                                               an individual resident of the
                                               State of California


By:------------------------------------
Name:----------------------------------

                              TRANSFER AGREEMENT

                                 BY AND AMONG

                         PREMIERE TECHNOLOGIES, INC.,

                              CARTER VOICE, INC.,

                                      AND

                         OWNERS OF CARTER VOICE, INC.




                           DATED AS OF APRIL 2, 1997

                              TRANSFER AGREEMENT
                              ------------------

   THIS TRANSFER AGREEMENT (this "Agreement") is entered into as of April 2, 1997 by and among Premiere Technologies, Inc., a Georgia corporation or its wholly owned subsidiary ("Premiere") and Carter Voice, Inc., an Ohio corporation (the "Company"), and those parties listed on the signature pages hereto as the owners of the Company (the "Owners").



                             W I T N E S S E T H:
                             - - - - - - - - - -

   WHEREAS, the Company owns a 16.7% interest (a "VPC Interest") in Voice Partners Company, an Ohio general partnership ("VPC") and VPC is engaged in the business of providing interactive voice messaging services pursuant to franchises granted by Voice-Tel Enterprises, Inc. (the "Business");

   WHEREAS, Warrren E. Carter, II, Michelle Carter and James Carter own all of the equity interest sin the Company;

   WHEREAS, subject only to the limitations and exclusions contained in this Agreement and on the terms and conditions hereinafter set forth, the Company desires to sell and Premiere desires to purchase the VPC Interest; and

   WHEREAS, the Board of Directors of Premiere and each of the shareholders of the Company have approved the terms and conditions set forth in this Agreement.

   NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



                       I.  UNIFORM TERMS AND CONDITIONS
                       --------------------------------

   1.1  Incorporation by Reference.  The Uniform Terms and Conditions attached
        --------------------------
hereto as Exhibit A (the "Uniform Terms") are hereby made a part of and
          ---------
incorporated herein as if fully restated herein. Capitalized terms not defined herein shall have the meanings provided in the Uniform Terms.



                            II.  PURCHASE AND SALE
                            ----------------------

   2.1  Transactions.
        ------------

        At the Closing, on and subject to the terms and conditions of this Agreement, (i) the Company shall sell, transfer, convey and assign to Premiere all of the Transferred Assets, free and clear of all liens, charges, claims or encumbrances of any nature whatsoever, (ii) Premiere shall receive and accept the Transferred Assets and assume the Transferred Liabilities, and (iii) in exchange for the Transferred Assets, Premiere shall pay the Consideration as provided herein. The Company shall retain the Retained Liabilities.

   2.2  Transferred Assets.  The "Transferred Assets" shall consist of all of
        ------------------
the Company's right, title and interest in and to the VPC Interest.

   2.3  [Reserved]
        ----------

   2.4  Transferred Liabilities.  Premiere shall assume at the Closing, all the
        -----------------------
liabilities and obligations of the Company arising under or out of the VPC
Interest (the "Transferred Liabilities").   EXCEPT AS EXPRESSLY PROVIDED IN THIS
SECTION 2.4, PREMIERE SHALL NOT ASSUME OR BECOME LIABLE UNDER ANY OTHER CONTRACT OR AGREEMENT OF THE COMPANY OR FOR ANY OTHER INDEBTEDNESS, OBLIGATION OR LIABILITY OF THE COMPANY.

   2.5  Retained Liabilities.  Except as specifically set forth in Section 2.4,
        --------------------
the Company shall retain and satisfy any and all of its liabilities and obligations not included in the Transferred Liabilities (the "Retained Liabilities"), including such liabilities as may directly or indirectly arise out of or relate to the operation of the Company on and prior to the Closing Date, whether such liabilities are known or unknown, disclosed or undisclosed, matured or unmatured, accrued, absolute or contingent. The Company shall pay, satisfy and perform all of the Retained Liabilities from cash or assets other than the Transferred Assets.

   2.6  [Reserved]
         --------

   2.7  Purchase Price.
        --------------

          (a) Subject to the terms and conditions of this Agreement, the aggregate consideration to be paid to the Company for the sale, transfer, conveyance and assignment of the Transferred Assets and the assumption of the Transferred Liabilities shall be determined as follows:



          (i) the number of shares of Premiere Stock determined by dividing (A) the product of .9 multiplied by the Asset Purchase Price, by (B) the Average Closing Price; and

          (ii) the number of shares of Premiere Stock determined by dividing (A) the product of .1 multiplied by the Asset Purchase Price, by (B) the Average Closing Price (the "General Escrow Amount").

all as determined in accordance with Section 2.8 below (collectively, the "Consideration").

          (b) At Closing, the Company shall deliver the General Escrow Amount in negotiable form to the Escrow Agent to be held in escrow pursuant to the terms and conditions of the Escrow Agreement in the form attached hereto as Exhibit B.
---------

   2.8  Calculation of Consideration.  For purposes of determining the
        ----------------------------
Consideration issuable to the Company pursuant to Section 2.7(a) above, the following shall apply:

          (a) "Average Closing Price" shall be the average of the daily last sale prices of Premiere Stock for the period consisting of twenty (20) consecutive trading days on which such shares are actually traded on the Nasdaq National Market (as reported by the Wall Street Journal or, if not reported thereby, any other authoritative source selected by Premiere) ending at the close of trading on the first trading day immediately preceding the Closing; provided, however, that the Average Closing Price shall
                       --------  -------
not be less than $22.50 nor more than $30.50 (collectively, $22.50 and $30.50 are referred to as the "Average Closing Price Limitations").

          (b) "Asset Purchase Price" shall be the sum of (i) sixteen and two-thirds percent (16.7%) of the sum of (A) the amount determined by multiplying the 1996 Revenues of VPC by the Stock Multiple, plus (B) the amount of cash
                                                ----
reflected on the Closing Date Balance Sheet of VPC, minus (C) the aggregate
                                                    -----
amount of principal and accrued and unpaid interest under funded debt and capital lease obligations reflected on the Closing Date Balance Sheet of VPC, and minus (ii) the amount by which the Transaction Costs exceed the Deductible
    -----
Amount, plus (iii) four percent (4%) of the sum of (A) the amount determined by
        ----
multiplying the 1996 Revenues of Voice Partners of Greater Mahoning Valley, an Ohio limited partnership ("VPG") by the Stock Multiple, plus (B) the amount of
                                                        ----
cash on the Closing Date Balance Sheet of VPG, minus (C) the amount of principal
                                               -----
and accrued and unpaid interest under funded debt and capital lease obligations reflected on the Closing Date Balance Sheet of VPG.


          (c)  "Deductible Amount" shall be an amount equal to $2,500.00

          (d) "1996 Revenues" of the VPC shall be an amount equal to $1,961,622, and "1996 Revenues" of VPG shall mean $96,718.

          (e) "Registration Right" shall mean the right to include Premiere Stock issued as Consideration hereunder in a registration statement which Premiere intends to file promptly after the end of the first full fiscal quarter of Premiere containing the period of post-Merger combined operations required by ASRs 130 and 135, pursuant to the terms and conditions of the Stock Restriction and Registration Rights Agreement in the form attached hereto as of Exhibit C
                                                                    ---------
(the "Registration Rights Agreement").

          (f)  "Stock Multiple" shall be 1.7.

          (g) "Transaction Costs" shall mean all amounts incurred but unpaid by the Company or VPC in connection with (i) the negotiation and preparation of this Agreement, (ii) the preparation of the Financial Statements, (iii) the consummation of the Transactions and (iv) one-half of the costs and expenses of public record searches pursuant to Section 5.9(b) of the Uniform Terms.

   2.9  Closing.  The Closing shall take place at the offices of Alston & Bird
        -------
LLP, Atlanta, Georgia, at 10:00 a.m. local time, on the date set forth in the Uniform Terms, provided all conditions set forth in Articles V and VI of the Uniform Terms and Articles IV and V of this Agreement have been satisfied or waived, or on such other date or at such other place and time mutually agreed upon by the parties.

   2.10  Purchase for Investment, Etc.  Each Owner represents and warrants the
         -----------------------------
following to Premiere:

               (a) such Owner has accurately completed the Investor Questionnaire required by Premiere prior to or contemporaneous with the execution of the Transfer Agreement and the statements therein are true and correct and acknowledges that Premiere has relied upon such statements in entering into this Agreement;

          (b) such Owner is acquiring Premiere Stock for such Owner's own account and not with a view to or for sale in connection with any public distribution thereof within the meaning of the Securities Act;

          (c) such Owner (i) has sufficient knowledge and experience in financial and business matters to enable him, her or it to evaluate the merits and risks of an investment in Premiere Stock, (ii) has the ability to bear the economic risk of acquiring Premiere Stock for an indefinite period and to afford a complete loss thereof and (iii) has had an opportunity to ask questions of and to receive answers from the officers of Premiere and to obtain additional information in writing as requested, which has been made available to and examined by such Owner or such Owner's advisors; and

          (d) such Owner (i) acknowledges that Premiere Stock has not been registered under any securities laws and cannot be resold without registration thereunder or exemption therefrom, (ii) agrees not to transfer all or any Premiere Stock received by such Owner unless such transfer has been registered or is exempt from registration under applicable securities laws and (iii) acknowledges that the certificate(s) representing Premiere Stock shall bear the following legend with respect to the restrictions on transfer under applicable securities laws:

          "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold, transferred or otherwise disposed of unless registered with the Securities and Exchange Commission of the United States and the securities regulatory authorities of applicable states or unless an exemption from such registration is available."

   2.11  Ownership.  Each Owner and the Company, jointly and severally,
         ---------
represents and warrants to Premiere that as of the Closing Date (i) the Company will own a partner interest representing 16.7% of the equity in the earnings, losses, assets and liabilities of VPC and (ii) VPC owns partner interests representing 25% of the earnings, losses, assets liabilities of VPG. All references in the Uniform Terms and Conditions to the Company shall be deemed to refer to the Company and VPC; provided that the Company will also include VPG for purposes of Section 2.4, 2.5 (first sentence), 2.6, 2.10 and 2.16.



                          III.  ADDITIONAL AGREEMENTS
                          ---------------------------

   3.1  Allocation of Purchase Price.  To the extent that the Consideration, or
        ----------------------------
any portion thereof, is required to be allocated among the Transferred Assets for tax or accounting purposes, an allocation shall be prepared by Premiere, and Premiere and the Company shall thereafter execute a document setting forth the agreed upon allocation, which document shall become a part of this Agreement.
In the event that the parties cannot reach an agreement after using commercially reasonable efforts, the parties shall mutually engage an independent certified public accountant to determine an allocation, and the costs of such accountant shall be shared equally by the parties. In furtherance of the foregoing, the parties agree to execute and deliver IRS Form 8594 reflecting such allocation.

   3.2  Covenants.
        ---------

          (a) Each Owner acknowledges and agrees that such Owner does not have and will not claim any individual interest in the Transferred Assets.

          (b) The Company covenants and agrees that it shall pay and satisfy as and when due the Retained Liabilities (whether such payment or obligation shall be due prior to or following the Closing Date). The Company further covenants and agrees that it shall not take or fail to take any action the result of which could be reasonably expected to materially adversely affect Premiere's relationship with any of the customers or suppliers of the Business conducted by VPC following the Closing.

   3.3  Conditions to Closing.  The Company, the Owners and Premiere agree to
        ---------------------
use their commercially reasonable best efforts to satisfy the closing conditions set forth in Articles IV and V of this Agreement by the date indicated therein or the Closing Date, as applicable, and if not by such time, as soon thereafter as possible.

   3.4  Additional Indemnification Items.  Subject to Sections 8.2 through 8.6
        --------------------------------
of the Uniform Terms, the Owners and, the Company, shall jointly and severally indemnify and hold harmless Premiere, and its officers, directors, agents or affiliates, from and against any and all Losses suffered or incurred by any such party by reason of or arising out of a breach of Section 2.19 of the Uniform Terms as it relates to liability for sales tax (irrespective of whether disclosed on Schedule 2.19 or in the Financial Statements).

   3.5  Tax Matters.  The Owners understand that Premiere makes no
        -----------
representation or warranty regarding the tax treatment of this Agreement and the Company and the Owners shall look to their respective advisors for advice concerning the tax consequences of this Agreement.

   3.6  Registration Rights.  At the Closing, Premiere and the Owners shall
        -------------------
execute and deliver the Registration Rights Agreement.

   3.7  Affiliate Agreements.  The Company has disclosed in Schedule 3.7 all
        --------------------                                ------------
Persons whom it reasonably believes is an "affiliate" of the Company for purposes of Rule 145 under the 1933 Act. The Company shall use its reasonable efforts to cause each such Person to deliver to Premiere as soon as reasonably practicable following the execution of this Agreement, a written agreement, substantially in the form attached hereto as Exhibit D.
                                             ----------

   3.8  Exchange Listing.  Premiere shall use its reasonable efforts to list,
        ----------------
prior to the Effective Time, on the Nasdaq National Market the shares of Premiere Stock to be issued to the Owners pursuant to the Transactions, and Premiere shall give all notices and make all filings with the NASD required in connection with the Transactions.



            IV.  SUPPLEMENTAL CONDITIONS TO OBLIGATIONS OF PREMIERE
            -------------------------------------------------------

   In addition to the conditions of Premiere contained in Article V of the Uniform Terms, the obligation of Premiere to consummate the Transactions is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

   4.1  Approval of Owners.  The Owners shall have approved the Transactions (to
        ------------------
the extent required) in accordance with the requirements of the Company's articles of incorporation, the VPC and VPG partnership agreements and the laws of the State of Ohio and the Company shall have provided Premiere certified copies of such resolutions.

   4.2  Grand Solution Documents.  VTNLP, VTE, the NAP and each of the
        ------------------------
Franchisee Companies shall have executed and delivered Grand Solution Documents reflecting the terms described in Exhibit E hereto in form and substance
                                  ---------
reasonable satisfactory to Premiere.

           V.  SUPPLEMENTAL CONDITIONS TO OBLIGATIONS OF THE COMPANY
           ---------------------------------------------------------
                                AND THE OWNERS
                                --------------

   In addition to the conditions of the Company and the Owners contained in
Article VI of the Uniform Terms, the obligation of the Company and the Owners to consummate the Transactions is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

   5.1  Registration Rights.  Premiere and each Owner shall have executed and
        -------------------
delivered a Registration Rights Agreement.



                              VI.  MISCELLANEOUS
                              ------------------

   6.1  Notices.  The addresses for notices in accordance with Section 10.1 of
        -------
the Uniform Terms for the Company and the Owners are as follows:

   If to the Company:                            With a copy to:



          Carter Voice, Inc.                    Baker & Hostetler, LLP
          6140 Stoneridge Mall Road, Suite 500  3200 National City Center
          Pleasonton, CA 94588                  1900 East 9th Street
          Attn:  Warren E. Carter, II           Cleveland, OH 44414-3485
          Phone:     (510) 468-7712 or          Attn:  Phillip M. Callesen, Esq.
                     (800) 274-3759             Phone:     (216) 621-0200
          Fax:       (619) 683-9113             Fax:       (216) 696-0740

   If to the Owners:

          Carter Voice, Inc.
          6140 Stoneridge Mall Road, Suite 500
          Pleasonton, CA 94588
          Attn:  Warren E. Carter, II
          Phone:  (510) 468-7712 or
                  (800) 274-3759
          Fax:    (619) 683-9113

   6.2  Owner's Representative.  The Owners' Representative for purposes of
        ----------------------
Section 10.2 of the Uniform Terms shall be Warren E. Carter, II, who shall serve as the Owners' Representative under the terms of said Section 10.2 of the Uniform Terms.

   6.3  Certain Definitions.  In addition to the terms defined elsewhere herein
        -------------------
and in the Uniform Terms, as used in this Agreement:

          (a)  "Anticipated Closing Date" shall mean April 30, 1997.
                ------------------------

          (b)  "Knowledge" of the Company shall mean the personal knowledge
                ---------
          after due inquiry of those facts that are known or should reasonably have been known after due inquiry by Warren E. Carter, II and the knowledge of any such Persons obtained or which would have been obtained from a reasonable investigation.

          (c)  "Outside Closing Date" shall mean June 30, 1997.
                --------------------



                       [Signatures begin on next page.]

  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                        PREMIERE:

                                        PREMIERE TECHNOLOGIES, INC.,
                                        a Georgia corporation


                                        By:  /s/Patrick G. Jones
                                           ----------------------------
                                            Patrick G. Jones
                                        Title:  Sr. V.P.
Attest:

By:  /s/Douglas B. Hadaway
   ----------------------------
    Douglas B. Hadaway
Title:  Assistant Secretary



                                        COMPANY:


                                        CARTER VOICE, INC.
                                        an Ohio corporation


                                        By:  /s/Warren E. Carter, II
                                           ----------------------------
                                            Warren E. Carter, II


Attest:

By:__________________________
Title:_______________________

                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        OWNERS:


                                        /s/Warren E. Carter, II
                                        ----------------------------
                                        Warren E. Carter, II
                                        an individual resident
                                        of the State of Wyoming

Attest:

By:  /s/Kathleen O'Brien
   ----------------------------
    Kathleen O'Brien
Title:  Individual


                                        /s/James Carter
                                        ----------------------------
                                        James Carter
                                        an individual resident
                                        of the State of Ohio


Attest:

By:  /s/Dan Morilak
   ----------------------------
    Dan Morilak
Title:_________________________


                                        /s/Michelle Carter
                                        ----------------------------
                                        Michelle Carter
                                        an individual resident
                                        of the State of California


Attest:

By:  /s/Sheri Hanson
   ----------------------------
    Sheri Hanson

Title:  Administrative Assistant

                              TRANSFER AGREEMENT

                                 BY AND AMONG

                         PREMIERE TECHNOLOGIES, INC.,

                          WIDDOES ENTERPRISES, INC.,

                                      AND

                      OWNERS OF WIDDOES ENTERPRISES, INC.





                           DATED AS OF APRIL 2, 1997

                              TRANSFER AGREEMENT
                              ------------------

   THIS TRANSFER AGREEMENT (this "Agreement") is entered into as of April 2, 1997 by and among Premiere Technologies, Inc., a Georgia corporation or its wholly owned subsidiary ("Premiere") and Widdoes Enterprises, Inc., an Ohio corporation (the "Company"), and those parties listed on the signature pages hereto as the owners of the Company(the "Owners").

                             W I T N E S S E T H:
                             - - - - - - - - - -

   WHEREAS, the Company owns a 16.7% interest (a "VPC Interest") in Voice Partners Company, an Ohio general partnership ("VPC") and VPC is engaged in the business of providing interactive voice messaging services pursuant to franchises granted by Voice-Tel Enterprises, Inc. (the "Business");

   WHEREAS, Thomas G. Widdoes owns all of the equity interest in the Company;

   WHEREAS, subject only to the limitations and exclusions contained in this Agreement and on the terms and conditions hereinafter set forth, the Company desires to sell and Premiere desires to purchase the VPC Interest; and

   WHEREAS, the Board of Directors of Premiere and each of the shareholders of the Company have approved the terms and conditions set forth in this Agreement.

   NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                       I.  UNIFORM TERMS AND CONDITIONS
                       --------------------------------

   1.1  Incorporation by Reference.  The Uniform Terms and Conditions attached
        --------------------------
hereto as Exhibit A (the "Uniform Terms") are hereby made a part of and
          ---------
incorporated herein as if fully restated herein. Capitalized terms not defined herein shall have the meanings provided in the Uniform Terms.


                            II.  PURCHASE AND SALE
                            ----------------------

   2.1  Transactions.
        ------------

        At the Closing, on and subject to the terms and conditions of this Agreement, (i) the Company shall sell, transfer, convey and assign to Premiere all of the Transferred Assets, free and clear of all liens, charges, claims or encumbrances of any nature whatsoever, (ii) Premiere shall receive and accept the Transferred Assets and assume the Transferred Liabilities, and (iii) in exchange for the Transferred Assets, Premiere shall pay the Consideration as provided herein. The Company shall retain the Retained Liabilities.

   2.2  Transferred Assets.  The "Transferred Assets" shall consist of all of
        ------------------
the Company's right, title and interest in and to the VPC Interest.

   2.3  [Reserved]
        ----------

   2.4  Transferred Liabilities.  Premiere shall assume at the Closing, all the
        -----------------------
liabilities and obligations of the Company arising under or out of the VPC
Interest (the "Transferred Liabilities").   EXCEPT AS EXPRESSLY PROVIDED IN THIS
SECTION 2.4, PREMIERE SHALL NOT ASSUME OR BECOME LIABLE UNDER ANY OTHER CONTRACT OR AGREEMENT OF THE COMPANY OR FOR ANY OTHER INDEBTEDNESS, OBLIGATION OR LIABILITY OF THE COMPANY.

   2.5  Retained Liabilities.  Except as specifically set forth in Section 2.4,
        --------------------
the Company shall retain and satisfy any and all of its liabilities and obligations not included in the Transferred Liabilities (the "Retained Liabilities"), including such liabilities as may directly or indirectly arise out of or relate to the operation of the Company on and prior to the Closing Date, whether such liabilities are known or unknown, disclosed or undisclosed, matured or unmatured, accrued, absolute or contingent. The Company shall pay, satisfy and perform all of the Retained Liabilities from cash or assets other than the Transferred Assets.

   2.6  [Reserved
         --------

   2.7  Purchase Price.
        --------------

          (a) Subject to the terms and conditions of this Agreement, the aggregate consideration to be paid to the Company for the sale, transfer, conveyance and assignment of the Transferred Assets and the assumption of the Transferred Liabilities shall be determined as follows:

          (i) the number of shares of Premiere Stock determined by dividing (A) the product of .9 multiplied by the Asset Purchase Price, by (B) the Average Closing Price; and

          (ii) the number of shares of Premiere Stock determined by dividing (A) the product of .1 multiplied by the Asset Purchase Price, by (B) the Average Closing Price (the "General Escrow Amount").

all as determined in accordance with Section 2.8 below (collectively, the "Consideration").

          (b) At Closing, the Company shall deliver the General Escrow Amount in negotiable form to the Escrow Agent to be held in escrow pursuant to the terms and conditions of the Escrow Agreement in the form attached hereto as Exhibit B.
---------

   2.8  Calculation of Consideration.  For purposes of determining the
        ----------------------------
Consideration issuable to the Company pursuant to Section 2.7(a) above, the following shall apply:

          (a) "Average Closing Price" shall be the average of the daily last sale prices of Premiere Stock for the period consisting of twenty (20) consecutive trading days on which such shares are actually traded on the Nasdaq National Market (as reported by the Wall Street Journal or, if not reported thereby, any other authoritative source selected by Premiere) ending at the close of trading on the first trading day immediately preceding the Closing; provided, however, that the Average Closing
                                   --------  -------
Price shall not be less than $22.50 nor more than $30.50 (collectively, $22.50 and $30.50 are referred to as the "Average Closing Price Limitations").

          (b) "Asset Purchase Price" shall be the sum of (i) sixteen and two-thirds percent (16.7%) of the sum of (A) the amount determined by multiplying the 1996 Revenues of VPC by the Stock Multiple, plus (B) the amount of cash
                                                ----
reflected on the Closing Date Balance Sheet of VPC, minus (C) the aggregate
                                                    -----
amount of principal and accrued and unpaid interest under funded debt and capital lease obligations reflected on the Closing Date Balance Sheet of VPC, and minus (ii) the amount by which the Transaction Costs exceed the Deductible
    -----
Amount, plus (iii) four percent (4%) of the sum of (A) the amount determined by
        ----
multiplying the 1996 Revenues of Voice Partners of Greater Mahoning Valley, an Ohio limited partnership ("VPG") by the Stock Multiple, plus (B) the amount of
                                                        ----
cash on the Closing Date Balance Sheet of VPG, minus (C) the amount of principal
                                               -----
and accrued and unpaid interest under funded debt and capital lease obligations reflected on the Closing Date Balance Sheet of VPG.


          (c)  "Deductible Amount" shall be an amount equal to $2,500.00

          (d) "1996 Revenues" of the VPC shall be an amount equal to $1,961,622, and "1996 Revenues" of VPG shall mean $96,718.

          (e) "Registration Right" shall mean the right to include Premiere Stock issued as Consideration hereunder in a registration statement which Premiere intends to file promptly after the end of the first full fiscal quarter of Premiere containing the period of post-Merger combined operations required by ASRs 130 and 135, pursuant to the terms and conditions of the Stock Restriction and Registration Rights Agreement in the form attached hereto as of Exhibit C
                                                                    ---------
(the "Registration Rights Agreement") .

          (f)  "Stock Multiple" shall be 1.7.

          (g) "Transaction Costs" shall mean all amounts incurred but unpaid by the Company or VPC in connection with (i) the negotiation and preparation of this Agreement, (ii) the preparation of the Financial Statements, (iii) the consummation of the Transactions and (iv) one-half of the costs and expenses of public record searches pursuant to Section 5.9(b) of the Uniform Terms.

   2.9  Closing.  The Closing shall take place at the offices of Alston & Bird
        -------
LLP, Atlanta, Georgia, at 10:00 a.m. local time, on the date set forth in the Uniform Terms, provided all conditions set forth in Articles V and VI of the Uniform Terms and Articles IV and V of this Agreement have been satisfied or waived, or on such other date or at such other place and time mutually agreed upon by the parties.

   2.10  Purchase for Investment, Etc.  Each Owner represents and warrants the
         -----------------------------
following to Premiere:

          (a) such Owner has accurately completed the Investor Questionnaire required by Premiere prior to or contemporaneous with the execution of the Transfer Agreement and the statements therein are true and correct and acknowledges that Premiere has relied upon such statements in entering into this Agreement;

          (b) such Owner is acquiring Premiere Stock for such Owner's own account and not with a view to or for sale in connection with any public distribution thereof within the meaning of the Securities Act;

          (c) such Owner (i) has sufficient knowledge and experience in financial and business matters to enable him, her or it to evaluate the merits and risks of an investment in Premiere Stock, (ii) has the ability to bear the economic risk of acquiring Premiere Stock for an indefinite period and to afford a complete loss thereof and (iii) has had an opportunity to ask questions of and to receive answers from the officers of Premiere and to obtain additional information in writing as requested, which has been made available to and examined by such Owner or such Owner's advisors; and

          (d) such Owner (i) acknowledges that Premiere Stock has not been registered under any securities laws and cannot be resold without registration thereunder or exemption therefrom, (ii) agrees not to transfer all or any Premiere Stock received by such Owner unless such transfer has been registered or is exempt from registration under applicable securities laws and (iii) acknowledges that the certificate(s) representing Premiere Stock shall bear the following legend with respect to the restrictions on transfer under applicable securities laws:

          "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold, transferred or otherwise disposed of unless registered with the Securities and Exchange Commission of the United States and the securities regulatory authorities of applicable states or unless an exemption from such registration is available."

   2.11  Ownership.  Each Owner and the Company, jointly and severally,
         ---------
represents and warrants to Premiere that as of the Closing Date (i) the Company will own a partner interest representing 16.7% of the equity in the earnings, losses, assets and liabilities of VPC and (ii) VPC owns partner interests representing 25% of the earnings, losses, assets liabilities of VPG. All references in the Uniform Terms and Conditions to the Company shall be deemed to refer to the Company and VPC; provided that the Company will also include VPG for purposes of Section 2.4, 2.5 (first sentence), 2.6, 2.10 and 2.16.

                          III.  ADDITIONAL AGREEMENTS
                          ---------------------------

   3.1  Allocation of Purchase Price.  To the extent that the Consideration, or
        ----------------------------
any portion thereof, is required to be allocated among the Transferred Assets for tax or accounting purposes, an allocation shall be prepared by Premiere, and Premiere and the Company shall thereafter execute a document setting forth the agreed upon allocation, which document shall become a part of this Agreement.
In the event that the parties cannot reach an agreement after using commercially reasonable efforts, the parties shall mutually engage an independent certified public accountant to determine an allocation, and the costs of such accountant shall be shared equally by the parties. In furtherance of the foregoing, the parties agree to execute and deliver IRS Form 8594 reflecting such allocation.

   3.2  Covenants.
        ---------

          (a) Each Owner acknowledges and agrees that such Owner does not have and will not claim any individual interest in the Transferred Assets.

          (b) The Company covenants and agrees that it shall pay and satisfy as and when due the Retained Liabilities (whether such payment or obligation shall be due prior to or following the Closing Date). The Company further covenants and agrees that it shall not take or fail to take any action the result of which could be reasonably expected to materially adversely affect Premiere's relationship with any of the customers or suppliers of the Business conducted by VPC following the Closing.

   3.3  Conditions to Closing.  The Company, the Owners and Premiere agree to
        ---------------------
use their commercially reasonable best efforts to satisfy the closing conditions set forth in Articles IV and V of this Agreement by the date indicated therein or the Closing Date, as applicable, and if not by such time, as soon thereafter as possible.

   3.4  Additional Indemnification Items.  Subject to Sections 8.2 through 8.6
        --------------------------------
of the Uniform Terms, the Owners and, the Company, shall jointly and severally indemnify and hold harmless Premiere, and its officers, directors, agents or affiliates, from and against any and all Losses suffered or incurred by any such party by reason of or arising out of a breach of Section 2.19 of the Uniform Terms as it relates to liability for sales tax (irrespective of whether disclosed on Schedule 2.19 or in the Financial Statements).

   3.5  Tax Matters.  The Owners understand that Premiere makes no
        -----------
representation or warranty regarding the tax treatment of this Agreement and the Company and the Owners shall look to their respective advisors for advice concerning the tax consequences of this Agreement.

   3.6  Registration Rights.  At the Closing, Premiere and the Owners shall
        -------------------
execute and deliver the Registration Rights Agreement.

   3.7  Affiliate Agreements.  The Company has disclosed in Schedule 3.7 all
        --------------------                                ------------
Persons whom it reasonably believes is an "affiliate" of the Company for purposes of Rule 145 under the 1933 Act. The Company shall use its reasonable efforts to cause each such Person to deliver to Premiere as soon as reasonably practicable following the execution of this Agreement, a written agreement, substantially in the form attached hereto as Exhibit D.
                                             ----------

   3.8  Exchange Listing.  Premiere shall use its reasonable efforts to list,
        ----------------
prior to the Effective Time, on the Nasdaq National Market the shares of Premiere Stock to be issued to the Owners pursuant to the Transactions, and Premiere shall give all notices and make all filings with the NASD required in connection with the Transactions.


            IV.  SUPPLEMENTAL CONDITIONS TO OBLIGATIONS OF PREMIERE
            -------------------------------------------------------

   In addition to the conditions of Premiere contained in Article V of the Uniform Terms, the obligation of Premiere to consummate the Transactions is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

   4.1  Approval of Owners.  The Owners shall have approved the Transactions (to
        ------------------
the extent required) in accordance with the requirements of the Company's articles of incorporation, the VPC and VPG partnership agreements and the laws of the State of Ohio and the Company shall have provided Premiere certified copies of such resolutions.

   4.2  Grand Solution Documents.  VTNLP, VTE, the NAP and each of the
        ------------------------
Franchisee Companies shall have executed and delivered Grand Solution Documents reflecting the terms described in Exhibit E hereto in form and substance
                                  ---------
reasonable satisfactory to Premiere.


           V.  SUPPLEMENTAL CONDITIONS TO OBLIGATIONS OF THE COMPANY
           ---------------------------------------------------------
                                AND THE OWNERS
                                --------------

   In addition to the conditions of the Company and the Owners contained in
Article VI of the Uniform Terms, the obligation of the Company and the Owners to consummate the Transactions is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

   5.1  Registration Rights.  Premiere and each Owner shall have executed and
        -------------------
delivered a Registration Rights Agreement.



                              VI.  MISCELLANEOUS
                              ------------------

   6.1  Notices.  The addresses for notices in accordance with Section 10.1 of
        -------
the Uniform Terms for the Company and the Owners are as follows:

   If to the Company:                                     With a copy to:

                        Widdoes Enterprises, Inc.         Benesch, Friedlander,
                        7073 Victoria Circle              Copland & Aronoff
                        Hudson, Ohio  44236               2300 BP American Bldg.
                        Attn:  Thomas G. Widdoes          200 Public Square
                        Phone:  (216) 656-2656            Cleveland, Ohio  44114
                        Fax:     216) 655-9106            Attn:  Deanna C. Kursh
                                                          Phone: (216) 363-4613
                                                          Fax:   (216) 363-4588

   If to the Owners:

                        Thomas G. Widdoes
                        7073 Victoria Circle
                        Hudson, Ohio  44236
                        Phone:  (216) 656-2656
                        Fax:    (216) 655-9106

   6.2  Owner's Representative.  The Owners' Representatives for purposes of
        ----------------------
Section 10.2 of the Uniform Terms shall be Thomas G. Widdoes, who shall serve as the Owners' Representatives under the terms of said Section 10.2 of the Uniform Terms.

   6.3  Certain Definitions.  In addition to the terms defined elsewhere herein
        -------------------
and in the Uniform Terms, as used in this Agreement:

          (a)  "Anticipated Closing Date" shall mean April 30, 1997.
                ------------------------

          (b)  "Knowledge" of the Company shall mean the personal knowledge
                ---------
          after due inquiry of those facts that are known or should reasonably have been known after due inquiry by Thomas G. Widdoes and the knowledge of any such Persons obtained or which would have been obtained from a reasonable investigation.

          (c)  "Outside Closing Date" shall mean June 30, 1997.
                --------------------

                       [Signatures begin on next page.]

   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                        PREMIERE:

                                        PREMIERE TECHNOLOGIES, INC.,
                                        a Georgia corporation

                                        By:  /s/Patrick G. Jones
                                           -------------------------------------
                                           Patrick G. Jones
                                        Title:  Sr. V.P.

Attest:

By:  /s/Douglas B. Hadaway
   --------------------------------
    Douglas B. Hadaway
Title:  Assistant Secretary

                                        COMPANY:

                                        WIDDOES ENTERPRISES, INC.,
                                        an Ohio corporation

                                        By:  /s/Thomas G. Widdoes
                                           -------------------------------------
                                           Thomas G. Widdoes, President

Attest:

By:  /s/Barbara Widdoes
   --------------------------------
      Barbara Widdoes
Title:  Assistant Secretary

                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        OWNER:

                                        /s/Thomas G. Widdoes
                                        ----------------------------------------
                                        Thomas G. Widdoes
                                        an individual resident
                                        of the State of Ohio

Attest:

By:  /s/Barbara Widdoes
   --------------------------------
      Barbara Widdoes
Title:  Assistant Secretary

                              TRANSFER AGREEMENT

                                 BY AND AMONG

                         PREMIERE TECHNOLOGIES, INC.,

                            DOWD ENTERPRISES, INC.

                                      AND

                       OWNERS OF DOWD ENTERPRISES, INC.



                           DATED AS OF APRIL 2, 1997

                              TRANSFER AGREEMENT
                              ------------------


   THIS TRANSFER AGREEMENT (this "Agreement") is entered into as of April 2, 1997 by and among Premiere Technologies, Inc., a Georgia corporation ("Premiere"), Dowd Enterprises, Inc., an Ohio corporation (the "Company"), and those parties listed on the signature pages hereto as the owners of the Company (the "Owners").

                             W I T N E S S E T H:
                             - - - - - - - - - -

   WHEREAS, this Agreement provides for the acquisition of the Company by Premiere pursuant to the merger of the Company with and into a wholly owned subsidiary of Premiere ("Merger Corp"), with Merger Corp as the surviving corporation in such merger (the "Merger");

   WHEREAS, the respective Boards of Directors of Premiere and the Company have approved the terms and conditions set forth in this Agreement;

   WHEREAS, the Owners own one hundred percent (100 %) of the equity interests in the Company;

   WHEREAS, this Agreement provides for all of the Owners' equity interests in the Company to be converted into the right to receive shares of Premiere Stock in connection with the Merger;

   WHEREAS, it is also the intention of the parties hereto that the form of the transactions with respect to the Company, Premiere and Merger Corp shall qualify as a "reorganization" within the meaning of Section 368(a) of the Code for federal income tax purposes; and

   WHEREAS, it is also the intention of the parties hereto that the business combination to be effected by the Merger be accounted for as a pooling of interests.


   NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                       I.  UNIFORM TERMS AND CONDITIONS
                       --------------------------------

   1.1  Incorporation by Reference.  The Uniform Terms and Conditions attached
        --------------------------
hereto as Exhibit A (the "Uniform Terms") are hereby made a part of and
          ---------
incorporated herein as if fully restated herein. Capitalized terms not defined herein shall have the meanings provided in the Uniform Terms.

                             II.  TERMS OF MERGER
                             --------------------

   2.1  The Merger.
        ----------

          (a) Subject to the terms and conditions of this Agreement, at the Effective Time, the Company shall be merged with and into Merger Corp in accordance with the provisions of the business corporation act under the laws of the State of Ohio (the "Ohio Act") and the laws of the State of Georgia (the "Georgia Act"). Merger Corp shall be the surviving corporation resulting from the Merger, shall thereafter conduct the business and operations of the Company as a wholly owned subsidiary of Premiere and shall continue to be governed by the laws of the State of Georgia. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the respective boards of directors of Premiere, Merger Corp and the Company.

          (b) Subject to the provisions of this Agreement, the parties shall file a Certificate of Merger executed in accordance with the relevant provisions of the Ohio Act and a Certificate of Merger executed in accordance with the relevant provisions of the Georgia Act and shall make all other filings or recordings required under each such Act as soon as practicable on or after the Closing Date. The Merger and other transactions contemplated by this Agreement shall become effective on the date and at the time the Certificate of Merger reflecting the Merger becomes effective with the Secretary of State of the State of Ohio and the Certificate of Merger reflecting the Merger becomes effective with the Secretary of State of the State of Georgia (the "Effective Time").

          (c) The charter and Bylaws of Merger Corp in effect immediately prior to the Effective Time shall be the charter and Bylaws of the surviving corporation until otherwise amended or repealed, the directors of Merger Corp immediately prior to the Effective Time shall serve as the directors of the surviving corporation from and after the Effective Time, and the officers of Merger Corp in office immediately prior to the Effective Time shall serve as the officers of the surviving corporation from and after the Effective Time.

   2.2  Conversion of Shares.  Subject to the provisions of this Section 2.2,
        --------------------
and in consideration for the transactions contemplated hereby, at the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto or the shareholders of any of the parties hereto, the shares of the constituent corporations of the Merger shall be converted as follows:

          (a) Each share of Premiere Stock and each share of Merger Corp common stock issued and outstanding at the Effective Time shall remain issued and outstanding after the Effective Time.

          (b) All of the shares of the capital stock, par value $1.00 per share, of the Company ("Company Stock") (excluding treasury shares and excluding shares held by shareholders who perfect their statutory dissenters' rights as provided in Section 2.4 of this Agreement) issued and outstanding at the Effective Time shall cease to be outstanding and shall be converted into and exchanged for the right to receive:

                  (i) the number of shares of Premiere Stock determined by dividing (A) the product of .9 multiplied by the Company Purchase Price, by (B) the Average Closing Price; and

                  (ii) the number of shares of Premiere Stock determined by
                       dividing (A) the product of .1 multiplied by the Company Purchase Price, by (B) the Average Closing Price (the "General Escrow Amount");

all as determined in accordance with Section 2.3 below (collectively, the "Consideration"). Subject to Section 2.2(d) below, the Consideration shall be issuable to the Owners pro rata in accordance with their ownership of Company Common Stock pursuant to Section 2.6, which ownership the Owners represent has not been adjusted in contemplation of the transactions described herein.

          (c) Any and all shares of Company Common Stock held as treasury shares by the Company shall be canceled and retired at the Effective Time, and no consideration shall be issued in exchange therefor.

          (d) Upon consummation of the Merger, the Owners shall deliver the General Escrow Amount in negotiable form to the Escrow Agent to be held in escrow pursuant to the terms and conditions of the Escrow Agreement in the form attached hereto as Exhibit B, which shall be executed and delivered by Premiere
                   ---------
and the Owners at the Closing.

   2.3  Calculation of Consideration.  For purposes of determining the
        ----------------------------
Consideration issuable to the Owners pursuant to Section 2.2(b) above, the following shall apply:

          (a) "Average Closing Price" shall be the average of the daily last sale prices of Premiere Stock for the period consisting of twenty (20) consecutive trading days on which such shares are actually traded on the Nasdaq National Market (as reported by the Wall Street Journal or, if not reported thereby, any other authoritative source selected by Premiere) ending at the close of trading on the first trading day immediately preceding the Closing; provided, however, that the Average Closing Price shall not be less than $22.50
--------  -------
nor more than $30.50 (collectively, $22.50 and $30.50 are referred to as the "Average Closing Price Limitations").

          (b) "Company Purchase Price" shall be (i) sixty percent (60%) of the sum of (A) the amount determined by multiplying the Normalized EBITDA of Columbus Voice Partners, an Ohio general partnership ("CVP"), by the Stock Multiple, plus (B) the amount of cash reflected on the Closing Date Balance
          ----
Sheet CVP, minus (C) the aggregate amount of principal and accrued and unpaid
           -----
interest under funded debt and capital lease obligations reflected on the Closing Date Balance Sheet CVP, plus (ii) the sum of the amount of cash
                                ----
reflected in the Closing Date Balance Sheet of Dowd Enterprises, Inc. minus
                                                                      -----
(iii) the aggregate amount of principal and accrued and unpaid interest under funded debt and capital lease obligations reflected on the Closing Date Balance Sheet of Dowd Enterprises, Inc. , and minus (iv) the amount by which the
                                      -----
Transaction Costs exceed the Deductible Amount.

          (c)  "Deductible Amount" shall be an amount equal to $10,000.00.

          (d)  "Normalized EBITDA" of CVP shall be an amount equal to $367,284.

          (e) "Registration Right" shall mean the right to include Premiere Stock issued in the Merger in a registration statement which Premiere intends to file promptly after the end of the first full fiscal quarter of Premiere containing the period of post-Merger combined operations required by ASRs 130 and 135, pursuant to the terms and conditions of the Stock Restriction and

Registration Rights Agreement in the form attached hereto as of Exhibit C (the
                                                                ---------
"Registration Rights Agreement") .

          (f) "Stock Multiple" shall be six (6).

          (g) "Transaction Costs" shall mean all amounts incurred but unpaid by the Company in connection with (i) the negotiation and preparation of this Agreement, (ii) the preparation of the Audited Financial Statements, (iii) the consummation of the Transactions and (iv) one-half of the costs and expenses of public record searches pursuant to Section 5.9(b) of the Uniform Terms.

   2.4  Dissenting Shareholders.  Subject to Section 4.2, any holder of shares
        -----------------------
of voting capital stock of the Company who perfects any available dissenters' rights in accordance with and as contemplated by the Ohio Act shall be entitled to receive the value of such shares in cash from the Company after the Effective Time as determined pursuant to such provision of law; provided, that no such payment shall be made to any dissenting shareholder unless and until such dissenting shareholder has complied with the applicable provisions of the Ohio Act and surrendered to the Company the certificate or certificates representing the shares for which payment is being made. In the event that a dissenting shareholder of the Company fails to perfect, or effectively withdraws or loses, its right to appraisal and of payment for its shares, Premiere shall issue and deliver the consideration to which such holder of shares of Company capital stock is entitled under this Article II (without interest) upon surrender of certificates representing such shares held by such holder.

   2.5  Closing.  The Closing shall take place at the offices of Alston & Bird
        -------
LLP, Atlanta, Georgia, at 10:00 a.m. local time, on the date set forth in the Uniform Terms, provided all conditions set forth in Articles V and VI of the Uniform Terms and Articles IV and V of this Agreement have been satisfied or waived, or on such other date or at such other place and time mutually agreed upon by the parties.

   2.6  Exchange of Shares.  Promptly after the Effective Time, Premiere and
        ------------------
Company shall cause to be mailed to the former Company shareholders appropriate transmittal materials for the surrender of the certificate or certificates formerly representing their shares of Company Common Stock in exchange for shares of Premiere Stock as provided in this Agreement. Until surrendered for exchange in accordance herewith, each certificate theretofore representing shares of Company Common Stock shall from and after the Effective Time represent only the right to receive the Consideration provided in this Agreement in exchange therefor. No certificates representing fractional shares will be issued as a result of the Merger. Each holder of shares of Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Premiere Common Stock shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Premiere Common Stock multiplied by the Average Closing Price.

   2.7  Purchase for Investment, Etc.  Each Owner, represents and warrants the
        -----------------------------
following to Premiere:

               (a) such Owner has accurately completed the Investor Questionnaire required by Premiere prior to or contemporaneous with the execution of the Transfer Agreement and the statements therein are true and correct and acknowledges that Premiere has relied upon such statements in entering into this Agreement;

               (b) such Owner is acquiring Premiere Stock for such Owner's own account and not with a view to or for sale in connection with any public distribution thereof within the meaning of the Securities Act;

               (c) such Owner (i) has sufficient knowledge and experience in financial and business matters to enable him, her or it to evaluate the merits and risks of an investment in Premiere Stock, (ii) has the ability to bear the economic risk of acquiring Premiere Stock for an indefinite period and to afford a complete loss thereof and (iii) has had an opportunity to ask questions of and to receive answers from the officers of Premiere and to obtain additional information in writing as requested, which has been made available to and examined by such Owner or such Owner's advisors; and

               (d) such Owner (i) acknowledges that Premiere Stock has not been registered under any securities laws and cannot be resold without registration thereunder or exemption therefrom, (ii) agrees not to transfer all or any Premiere Stock received by such Owner unless such transfer has been registered or is exempt from registration under applicable securities laws and (iii) acknowledges that the certificate(s) representing Premiere Stock shall bear the following legend with respect to the restrictions on transfer under applicable securities laws:

          "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold, transferred or otherwise disposed of unless registered with the Securities and Exchange Commission of the United States and the securities regulatory authorities of applicable states or unless an exemption from such registration is available."

   2.8  Accounting, Tax and Regulatory Matters.  Each Owner and the Company,
        --------------------------------------
jointly and severally, represents and warrants to Premiere that neither the Company, any Owner nor any Affiliate thereof has taken or agreed to take any action or has any knowledge of any fact or circumstance that is reasonably likely to (i) prevent the Merger from qualifying for pooling-of-interests accounting treatment or as a reorganization within the meaning of Section 368(a) of the Code, or (ii) materially impede or delay receipt of any consents referred to in Section 5.6 of the Uniform Terms or result in the imposition of a condition or restriction of the type referred to in the last sentence of such Section.

   2.9  Assets.  The Company and the Owners, jointly and severally, represent
        ------
and warrant to Premiere that (i) the Company has no material Assets other than its ownership of 60% of CVP and (ii) in no event shall CVP incur any Transaction Costs. To the extent applicable, the term "Company" as used in the Uniform Terms and herein shall be deemed to refer to Dowd Enterprises, Inc. and CVP, collectively.


                          III.  ADDITIONAL AGREEMENTS
                          ---------------------------

   3.1  Filings with State Offices.  Upon the terms and subject to the
        --------------------------
conditions of this Agreement, the Company and Merger Corp shall execute and file the Certificate of Merger with the Secretary of State of the State of Ohio and a Certificate of Merger with the Secretary of State of the State of Georgia in connection with the Closing.

   3.2  Conditions to Closing.  The Company, the Owners and Premiere agree to
        ---------------------
use their commercially reasonable best efforts to satisfy the closing conditions set forth in Articles IV and V of this Agreement by the date indicated therein or the Closing Date, as applicable.

   3.3  Additional Indemnification Items.  Subject to Sections 8.2 through 8.6
        --------------------------------
of the Uniform Terms, the Owners and, if the Transactions involve an Asset Transfer, the Company, shall jointly and severally indemnify and hold harmless Premiere, and its officers, directors, agents or affiliates, from and against any and all Losses suffered or incurred by any such party by reason of or arising out of any of the following: a breach of Section 2.19 of the Uniform Terms as it relates to liability for sales tax (irrespective of whether disclosed on Schedule 2.19 or in the Financial Statements).

   3.4  Tax Matters.  Each of the Company, the Owners and Premiere undertakes
        -----------
and agrees to use its reasonable efforts to cause the Merger, and to take no action which would cause the Merger not, to qualify as a "reorganization" within the meaning of Section 368(a) of the Code for federal income tax purposes. Notwithstanding the foregoing, the Owners understand that (i) Premiere makes no representation or warranty regarding the tax treatment of this Agreement or the Merger, (ii) the Closing is not subject to a condition that an Internal Revenue Service ruling or tax opinion be obtained as to the federal income tax consequences of this Agreement or the Merger, and (iii) the Company and the Owners shall look to their respective advisors for advice concerning the tax consequences of this Agreement and the Merger.

   3.5  Registration Rights.  At the Closing, Premiere and the Owners shall
        -------------------
execute and deliver the Registration Rights Agreement.

   3.6  Accounting Treatment.
        --------------------

          (a) The Company and each of the Owners has accurately completed the Pooling Questionnaire required by Premiere prior to or contemporaneous with the execution of this Agreement, and the statements therein are true and correct.

          (b) Premiere, the Company and each of the Owners agrees to use its reasonable efforts to cause the Merger, and to take no action which would cause the Merger not, to qualify for treatment as a pooling of interests for accounting purposes. Without limiting the foregoing, the Company and each of the Owners agrees not to sell, transfer, or otherwise dispose of his, her or its interests in, or reduce his, her or its risk relative to, any of the shares of Premiere Common Stock received in connection with the Merger until such time as Premiere notifies the Company and each such Owner that the requirements of ASRs 130 and 135 have been met. The Company and each of the Owners understands that ASRs 130 and 135 relate to the publication of financial results of at least thirty (30) days of post-Merger combined operations of Premiere and the Company. Premiere agrees that it shall publish such results within forty-five (45) days after the end of the first fiscal quarter of Premiere containing the required period of post-Merger combined operations and that it shall notify the Company and each of the Owners promptly following such publication. Premiere shall be entitled to place the following restrictive legend on the shares of Premiere Stock issued pursuant to the Merger to enforce the foregoing restrictions:

     "The shares represented by this certificate were issued pursuant to a business combination which is accounted for as a "pooling of interests" and may not be sold, nor may the owner thereof reduce his risks relative thereto in any way, until such time as Premiere Technologies, Inc. ("Premiere") has published the financial results covering at least 30 days of combined operations after the effective date of the merger through which the business combination was effected."

   3.7  Affiliate Agreements.  The Company has disclosed in Schedule 3.7 all
        --------------------                                ------------
Persons whom it reasonably believes is an "affiliate" of the Company for purposes of Rule 145 under the 1933 Act. The Company shall use its reasonable efforts to cause each such Person to deliver to Premiere as soon as reasonably practicable following the execution of this Agreement, a written agreement, substantially in the form attached hereto as Exhibit D.
                                             ----------

   3.8  Tax Representations.  In connection with the opinion to be rendered to
        -------------------
Premiere by Alston & Bird to the effect that the transactions contemplated hereby will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, the Owners shall furnish such counsel with such representations as to their plans for the disposition of the shares of Premiere Stock to be received in the Transactions as such counsel shall reasonably request.

   3.9  Restricted Stock.  All contractual restrictions or limitations on
        ----------------
transfer with respect to Company Common Stock under any plan, program, contract or arrangement, to the extent that such restrictions or limitations have not already lapsed (whether as a result of the Transactions or otherwise), and except as otherwise expressly provided in such plan, program, contract or arrangement, shall remain in full force and effect with respect to shares of Premiere Stock into which such restricted stock is converted pursuant to Section
2.2 of this Transfer Agreement.

   3.10 Exchange Listing.  Premiere shall use its reasonable efforts to list,
        ----------------
prior to the Effective Time, on the Nasdaq National Market the shares of Premiere Stock to be issued to the Owners pursuant to the Transactions, and Premiere shall give all notices and make all filings with the NASD required in connection with the Transactions.


            IV.  SUPPLEMENTAL CONDITIONS TO OBLIGATIONS OF PREMIERE
            -------------------------------------------------------

   In addition to the conditions of Premiere contained in Article V of the Uniform Terms, the obligation of Premiere to consummate the Transactions is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

   4.1  Approval of Owners.  The Owners shall have approved the Merger in
        ------------------
accordance with the requirements of the Ohio Act and the Company shall have provided Premiere certified copies of such resolutions, and Owners holding no more than ten percent (10%) of the Company Common Stock issued and outstanding immediately prior to the Effective Time shall have exercised any of the rights described in Section 2.4.

   4.2  Grand Solution Documents.  VTNLP, VTE, the NAP and each of the
        ------------------------
Franchisee Companies shall have executed and delivered Grand Solution Documents reflecting the terms described in Exhibit E hereto in form and substance
                                  ---------
reasonable satisfactory to Premiere.

   4.3  Pooling Letter.  Premiere shall have received a letter, in form and
        --------------
substance satisfactory to Premiere, from the Company containing representations related to the pooling of interests accounting treatment, in the form attached hereto as Exhibit F.
          ---------

   4.4  Reorganization Opinion.  Premiere shall have received an opinion of
        ----------------------
Alston & Bird LLP, counsel to Premiere, to the effect that the transactions contemplated by the Agreement, including the Merger, will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.


           V.  SUPPLEMENTAL CONDITIONS TO OBLIGATIONS OF THE COMPANY
           ---------------------------------------------------------
                                AND THE OWNERS
                                --------------

   In addition to the conditions of the Company and the Owners contained in
Article VI of the Uniform Terms, the obligation of the Company and the Owners to consummate the Transactions is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

   5.1  Approval of Premiere and Merger Corp.  The Board of Directors of
        ------------------------------------
Premiere and the Board of Directors and the shareholder of Merger Corp shall have approved the Merger in accordance with the requirement of applicable state law. Premiere and Merger Corp shall have provided the Company certified copies of such resolutions.

   5.2  Registration Rights.  Premiere and each Owner shall have executed and
        -------------------
delivered a Registration Rights Agreement.


                              VI.  MISCELLANEOUS
                              ------------------

   6.1  Notices.  The addresses for notices in accordance with Section 10.1 of
        -------
the Uniform Terms for the Company and the Owners are as follows:

   IF TO THE COMPANY:                             WITH A COPY TO:

      Sean Dowd                                   Micheal P. McNamara, Jr.
      Dowd Enterprise, Inc.                       Baker & Hostetler LLP
      Columbus Voice Partners                     1900 East 9th Street
      2800 Corporate Exchange Drive, Suite 210    Cleveland, OH 44114-3485
      Columbus, Ohio 43231

      Wildfire:        (614) 220-8111             Phone: (216) 621- 0200
      Phone:           (614) 898-9929             Fax:   (216) 621-0740
      Fax:             (614) 899-4851
      VT:              (614) 898-2147

   If to the Owners:                              With a copy to:

                  ______________________          ______________________
                  ______________________          ______________________
                  ______________________          ______________________
                  Attn:  _______________          Attn:  _______________
                  Phone:  (___) ___-____          Phone:  (___) ___-____
                  Fax:    (___) ___-____          Fax:    (___) ___-____


   6.2  Owner's Representative.  The Owners' Representative for purposes of
        ----------------------
Section 10.2 of the Uniform Terms shall be Sean M. Dowd, who shall serve as the Owner's Representative under the terms of said Section 10.2 of the Uniform Terms.

   6.3  Certain Definitions.  In addition to the terms defined elsewhere herein
        -------------------
and in the Uniform Terms, as used in this Agreement:

          (a) "Anticipated Closing Date" shall mean April 30, 1997.
               ------------------------

          (b) "Knowledge" of the Company shall mean the personal knowledge
               ---------
          after due inquiry of those facts that are known or should reasonably have been known after due inquiry by Sean M. Dowd and Marjorie W. Dowd and the knowledge of any such Persons obtained or which would have been obtained from a reasonable investigation.

          (c) "Outside Closing Date" shall mean June 30, 1997.
               --------------------

                        [Signatures begin on next page.]

   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                    PREMIERE:

                                    PREMIERE TECHNOLOGIES, INC.,
                                    a Georgia corporation

                                    By: /s/ Patrick G. Jones
                                       ---------------------
                                        Patrick G. Jones
                                    Title:  Sr. V.P.

Attest:

By: /s/ Douglas B. Hadaway
   ---------------------------
    Douglas B. Hadaway
Title:  Assistant Secretary


                                    COMPANY:

                                    DOWD ENTERPRISES, INC.,
                                    an Ohio corporation

                                    By: /s/ Sean M. Dowd
                                       --------------------------------
                                        Sean M. Dowd
                                    Title:  President

Attest:

By: /s/ Marjorie W. Dowd
   ---------------------------
    Marjorie w. Dowd
Title:  Secretary


                                    OWNERS:

                                    /s/ Sean M. Dowd
                                    ---------------
                                    Sean M. Dowd,
                                    an individual resident of the
                                    State of Ohio

Witness:

By: /s/ Amy L. Thimmes
   ---------------------------
    Amy L. Thimmes

                      [Signatures continue on next page.]

   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                    PREMIERE:

                                    PREMIERE TECHNOLOGIES, INC.,
                                    a Georgia corporation

                                    By: /s/ Patrick G. Jones
                                       ---------------------
                                        Patrick G. Jones
                                    Title:  Sr. V.P.

Attest:

By: /s/ Douglas B. Hadaway
   ---------------------------
    Douglas B. Hadaway
Title:  Assistant Secretary


                                    COMPANY:

                                    DOWD ENTERPRISES, INC.,
                                    an Ohio corporation

                                    By: /s/ Sean M. Dowd
                                       --------------------------------
                                        Sean M. Dowd
                                    Title:  President

Attest:

By: /s/ Marjorie W. Dowd
   ---------------------------
    Marjorie w. Dowd
Title:  Secretary


                                    OWNERS:

                                    /s/ Sean M. Dowd
                                    ---------------
                                    Sean M. Dowd,
                                    an individual resident of the
                                    State of Ohio

Witness:

By: Amy L. Thimmes
   ---------------------------
    Amy L. Thimmes

                      [Signatures continue on next page.]

                                    /s/ Marjorie W. Dowd
                                    -------------------
                                    Marjorie w. Dowd,
                                    an individual resident of the
                                    State of Ohio


Witness:

By: /s/ Amy L. Thimmes
   ---------------------------
    Amy L. Thimmes